UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2011

SILVERSUN TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50302	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Regent Street, Suite 520 Livingston, New Jersey 07039
(Address of Principal Executive Offices)

(973) 758-9555
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2011, SilverSun Technologies, Inc., a Delaware corporation, (the “Company”) and its subsidiary SWK Technologies, Inc., a Delaware corporation (the Company and SWK Technologies, Inc., together, the “Borrowers”), entered into a Loan and Security Agreement (the “Loan Agreement”) by and between the Company, and a commercial lender (“Lender”) (each of the Borrowers and Lender is a “Party” and together the “Parties”).

Pursuant to the Loan Agreement, Lender has agreed to loan the Company up to a principal amount of seven hundred and fifty thousand dollars ($750,000) for working capital and debt repayment purposes (the “Loan”).  The Loan is evidenced by a promissory note (the “Note”) executed by the Parties on October 26, 2011.  The Loan shall be a revolving loan in the nature of a line of credit under which the Borrower may repeatedly draw funds on a revolving basis.

The Loan Agreement and Note shall remain in effect for a minimum of thirty-six (36) months (“Original Term”).  The interest rate on the Note shall be a variable rate, equal to the “Prime Rate”, as reported by the Wall Street Journal, plus two and three quarters percent (2.75%) per annum, but at no time shall be less than three and a quarter percent (3.25%) per annum.  The Company may pay, without penalty, all or a portion or any amount owed under the Note earlier than the date by which it is due. Upon termination of the Loan Agreement, the Company shall immediately pay any and all outstanding principal amounts owing on the Note.  The Loan Agreement contains customary representations and warranties, covenants, conditions to borrowing and events of default, the occurrence of which would entitle Lender to accelerate the amounts outstanding.

Pursuant to the Loan Agreement, the Note is secured by all of the Borrower’s assets.  Furthermore, on October 26, 2011, the Company’s Chief Executive Officer, Mr. Mark Meller, entered into a guarantee agreement (the “Guarantee Agreement”) with the Lender.  Under the Guarantee Agreement, Mr. Meller personally guaranteed and assumed liability for the Borrower’s payment of all of the outstanding principal and interest due and owing under the terms of the Loan Agreement and Note.

The foregoing descriptions of the Loan Agreement, the Note and the Guarantee Agreement are not intended to be complete and are qualified in their entirety by reference to the full text of those documents, copies of which are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSUN TECHNOLOGIES, INC.
Date: November 1, 2011	By:	/s/Mark Meller
Mark Meller
President, Chief Executive Officer and
Principal Accounting Officer